EXHIBIT 10

MATERIAL CONTRACTS

Exhibit 10 is:

(1) First Amendment to Amended and Restated Employment Agreement between James S. Marlen and the Company.

(2) Change of Control Agreement between Javier Solis and the Company.

(3) Change of Control Agreement between Gary Wagner and the Company.

(4) Change of Control Agreement between James R. McLaughlin and the Company.

(5) 2001 Stock Incentive Plan.

(6) 2004 Stock Incentive Plan.

(7) Key Executive Long-Term Cash Incentive Plan.

(8) Description of Directors Compensation.

(9) Form of Restricted Stock Agreement for Employees.

(10) Form of Restricted Stock Agreement for Non-Employee Directors.

Exhibit 10, Item (1) is incorporated by reference to Report on Form 8-K of the Company file September 21, 2007.

Exhibit 10, Items (2) and (3) are incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1998.

Exhibit 10, Item (4) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2000.

Exhibit 10, Item (5) is incorporated by reference to Registration Statement No. 333-61816 on Form S-8 filed with the Commission on May 29, 2001.

Exhibit 10, Item (6) is incorporated by reference to Registration Statement No. 333-114534 on Form S-8 filed with the Commission on April 16, 2004.

Exhibit 10, Item (7) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2004.

Exhibit 10, Item (8) is incorporated by reference to Report on Form 8-K of the Company filed June 23, 2005.

Exhibit 10, Item (9) is incorporated by reference to Report on Form 8-K of the Company filed January 27, 2006.

Exhibit 10, Item (10) is incorporated by reference to Report on Form 8-K of the Company filed March 23, 2006.